This is filed pursuant to Rule 497(e).
File Nos. 033-74230 and 811-08294.
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ALLIANCE CAPITAL [LOGO] (R)

                                            AFD EXCHANGE RESERVES

Supplement dated November 18, 2002 to the Prospectus of AFD
Exchange Reserves (the "Fund"), dated January 30, 2002, that offers the Class A, B, and C shares of the Fund.

This Supplement supersedes certain information contained in the Prospectus relating to Class B shares.

Effective December 2, 2002, the Fund will suspend all purchases and exchanges of Class B shares. Additional contributions will be permitted from existing Alliance prototype IRAs and qualified plans, and other corporate retirement plans.

You should retain this Supplement with your Prospectus for future reference.

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(R) This is a registered mark used under license from the owner,
Alliance Capital Management L. P.

00250.0163 #364486